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                                                                    Exhibit 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2000 included in Documentum Inc.,'s Form 10-K for the year ended December 31, 1999.

/s/ Arthur Andersen LLP

San Jose, California
October 3, 2000